UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 27, 2016

Date of Report (Date of earliest event reported)

GLUCOSE HEALTH, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55439	90-1117742
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

609 SW 8th Street, Bentonville, Arkansas, 72712

(Address of Principal Executive Offices) (Zip Code)

(479) 802-3827

(Registrant's telephone number, including area code)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On January 27, 2016 the Company notified OTC Markets, Inc. of its intention to not renew its OTCQB service.

The Company filed Form 8-A12G in fiscal 2015 registering a class of securities under the 1934 Securities Exchange Act. Accordingly, the Company does not make use of the OTC Markets Disclosure and News Service and instead files its periodic and annual reports and audited financial statements with the Securities and Exchange Commission. The Company expects its OTCQB tier will be changed to the Pink Current tier in the coming days. The Company's ticker symbol is unchanged ("GLUC").

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glucose Health, Inc.

Date: January 27, 2016	By:	/s/ Murray Fleming
Murray Fleming
Chief Executive Officer/Chief Financial Officer